Exhibit 99




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 24, 2005
                                                         ---------------


                               FORD MOTOR COMPANY
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                               ------------------
                 (State or Other Jurisdiction of Incorporation)


               1-3950                                     38-0549190
------------------------------------         -----------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


      One American Road, Dearborn,  Michigan                  48126
      --------------------------------------------------------------------
      (Address of Principal Executive Offices)             (Zip Code)


                                 (313) 322-3000
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         On August 24, 2005, Moody's Investors Service, Inc. ("Moody's") took, among other actions, the following actions with regard to the credit ratings it assigns to Ford Motor Company ("Ford") and Ford Motor Credit Company ("Ford Credit"):

        o Lowered the ratings for Ford's senior unsecured debt to Ba1 from Baa3;

        o Lowered the ratings for Ford Credit's senior unsecured debt to Baa3 from Baa2, and lowered the short-term rating to Prime-3 from Prime-2; and

        o    Continued the negative rating outlook for Ford and Ford Credit.


         Moody's press release dated August 24, 2005 is attached hereto as
Exhibit 99.


Item 9.01 Financial Statements and Exhibits.

                                    EXHIBITS

Designation              Description                     Method of Furnishing
-----------              -----------                     ---------------------

Exhibit 99               Moody's Press Release           Filed with this Report
                         dated August 24, 2005





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FORD MOTOR COMPANY
                                            -----------------------------------
                                            (Registrant)

Date:  August 25, 2005              By:     /s/ Kathryn S. Lamping
                                            ------------------------------------
                                            Kathryn S. Lamping
                                            Assistant Secretary

                                  EXHIBIT INDEX



Designation                Description
-----------                -----------

Exhibit 99                 Moody's Press Release dated
                           August 24, 2005

                                                                      Exhibit 99

MOODY'S LOWERS FORD'S RATINGS
Approximately $150 Billion of Debt Affected

     New York, August 24, 2005 -- Moody's Investors Service lowered the ratings of Ford Motor Company (Ford), senior unsecured to Ba1 from Baa3, and assigned a Ba1 Corporate Family Rating and an SGL-1 speculative grade liquidity rating. Moody's also lowered the ratings of Ford Motor Credit Company (Ford Credit), senior unsecured to Baa3 from Baa2, and short-term rating to Prime-3 from Prime-2. The rating outlook for both companies is negative.

     The downgrades reflect further erosion in the operating results and cash flow generation of Ford in consideration of weakened market share and continued challenges in addressing its uncompetitive cost structure in North America. These factors are expected to result in a pretax loss from automotive operations for 2005. Since improvement in the company's cost structure can only be implemented over a period of time, financial performance is expected to remain weak.

     Ratings lowered:

     Ford Motor Company and supported entities: senior unsecured debt to Ba1 from Baa3; trust preferred to Ba2 from Ba1; shelf registration for senior unsecured debt to (P)Ba1 from (P)Baa3, and trust preferred to (P)Ba2 from
(P)Ba1; and VMIG-3 rating to SG.

     Ford Motor Credit Company and supported entities: senior unsecured debt to Baa3 from Baa2; shelf registration for senior unsecured debt to (P)Baa3 from
(P)Baa2, and subordinated debt to (P)Ba1 from (P)Baa3; and, short-term rating to Prime-3 from Prime-2.

     Ratings assigned:

     Ford Motor Company: corporate family rating, Ba1; and, speculative grade liquidity rating, SGL-1.

     Ratings withdrawn:

     Ford Motor Company: preferred stock, Ba2.

     Moody's expects that Ford's automotive operations will consume over $500 million of cash during 2005 following the payment of its $700 million common dividend. This is prior to a number of other significant cash flow items that are not reflective of the automotive operation's ongoing performance, including receipt of dividends from Ford Credit, and proceeds from the Hertz monetization, and does not consider cash outflows associated with the Visteon restructuring, and contributions to the pension and Voluntary Employees' Beneficiary Association (VEBA).

     The SGL-1 speculative grade liquidity rating reflects Moody's expectation that the company's $22 billion cash and short-term VEBA position (June 30, 2005), in combination with proceeds realized from the Hertz monetization, will provide ample coverage of all anticipated cash requirements. The major requirements are to fund the expected $500 million negative cash flow during 2005, any further working capital requirements due to industry conditions, approximately $1 billion of scheduled debt maturities and other restructuring requirements. This liquidity has provided Ford with an essential cushion as it has attempted to reconfigure its business model to accommodate the increasingly challenging operating environment.

     Ford's negative outlook recognizes that, in order to meet the operational and competitive challenges it faces, and to achieve the financial benchmarks necessary to support the Ba1 rating, the company will have to successfully execute a number of strategic initiatives. These initiatives include continuing to reduce its variable and fixed costs including the cost burden associated with healthcare, stemming the loss of market share in the US through successful launch of its new products, and laying the groundwork to optimize its global manufacturing and supply footprint. As the company undertakes these initiatives, market factors beyond its control (higher incentives, rising fuel prices, or an economic slowdown in Europe or the US) could contribute to a more stressful operating environment. Any material erosion in Ford's liquidity position would make its ratings more vulnerable to the pressures that continue to confront its automotive operations.

     The Ba1 rating anticipates that through 2006, Ford will: 1) maintain US market share approximating 18.5%; 2) achieve strong market acceptance and sustain healthy price realization for its new mid-size cars; 3) exceed breakeven automotive profit before tax; 4) generate automotive cash flow in excess of $500 million; and 5) maintain gross liquidity (cash and short-term VEBA balances) at or above $20 billion. Ford Credit, through its continued support for the wholesale and retail financing requirements of Ford and through the dividend payment to its parent ($4.4 billion during 2004), is also a critical positive factor in Moody's assessment of the company. The Ba1 rating anticipates that during 2006 Ford's metrics, including the Ford Credit dividend and using Moody's standard adjustments, will approximate the following: EBITA margin exceeding 2%; interest coverage of 2 times, and free cash flow to net debt greater than 10%.

     Factors that could stabilize Ford's rating outlook include a rebuilding of the company's US market share through strong consumer demand for its products and a material and sustainable reduction in its cost structure. Relief from healthcare costs paid to active and retired hourly workers is imperative to achieve necessary cost repositioning.

     Factors that would contribute to downward pressure on Ford's Ba1 rating include continuing loss of market share in the US which could result from consumer movement away form trucks and SUVs, a further escalation in price competition, a material reduction in the dividend stream available from Ford Credit, or an erosion of Ford's liquidity. The potential impact of any future restructuring initiatives would be evaluated in the context of the amount and timing of any cash outflows, Ford's ability to maintain adequate liquidity after providing the funding, and the likelihood that the anticipated benefits would be achieved in a reasonable timeframe.

     The downgrade of Ford Credit's ratings reflects concerns that exist at the parent level. Ford Credit's volumes, asset quality, and earnings are influenced by Ford's product and marketing decisions, which are currently under pressure to yield more favorable results, as well as by its own origination and servicing strategies. Recent quarters have demonstrated the virtue of Ford Credit's decision to strengthen its underwriting, as credit losses have trended to historically low levels, propelling higher earnings. Offsetting this, Ford Credit's base of earning assets has declined on lower origination levels which, combined with higher cost of funds, has subdued results. This is a trend likely to be sustained in future periods; however, in such circumstances, portfolio liquidations are expected to continue to generate significant cash flow, mitigating liquidity stresses associated with declining access to traditional unsecured funding sources and enabling a relatively high dividend payout to parent Ford.

     Though most of Ford Credit's earning assets are securitizable, certain of the company's assets, particularly those that are more highly correlated with parent-level factors such as retail leases and dealer finance receivables, are less readily securitized and have traditionally been funded with unsecured debt. Declining access to unsecured debt may become a limiting factor to the company's scale in future periods. Nevertheless, Moody's expects Ford Credit will maintain the necessary flexibility to manage foreseeable near-term liquidity stresses and, in addition, will be disciplined regarding maintaining acceptable capital levels. Leverage measures that increase from current levels could impair the company's financial flexibility and result in negative ratings pressure.

     Ford Credit's one-notch differential from Ford's rating is based on Moody's view that, in a default scenario, Ford Credit's assets would likely provide superior asset recovery to unsecured creditors compared to the assets of Ford. Moody's believes that Ford and Ford Credit are mutually motivated to preserve Ford Credit's franchise value, by maintaining the corporate separateness of its various functions, controls, and leadership, thereby offering some protection of its assets from potential substantive consolidation in a bankruptcy filing by Ford. Any change in Moody's view regarding the magnitude of the notching differential would likely relate to actions Ford might pursue to decrease Ford Credit's probability of default, by modifying ownership or governance structures. The potential for additional notching is probably limited to one notch, due to the significant ties between the companies.

Ford Motor Company, headquartered in Dearborn, Michigan, is the world's second largest automobile manufacturer. Ford Motor Credit Company, also headquartered in Dearborn, Michigan, is the world's largest auto finance company.

New York
J. Bruce Clark
Senior Vice President
Corporate Finance Group
Moody's Investors Service
JOURNALISTS: 212-553-0376
SUBSCRIBERS:212-553-1653


New York
Mark L. Wasden
Vice President - Senior Analyst
Financial Institutions Group
Moody's Investors Service
JOURNALISTS: 212-553-0376
SUBSCRIBERS: 212-553-1653


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